UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2013

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.04  Mine Safety – Reporting of Shutdowns and Patterns of Violations

Section 1503(b)(1) of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires a Current Report on Form 8-K if a company is issued an imminent danger order under section 107(a) of the Federal Mine Safety and Health Act of 1977 (an “Order”) by the Federal Mine Safety and Health Administration.

On May 5, 2013, the Lucky Friday mine received a verbal Order indicating that a hoisting error occurred twice within a week.  Subsequent to, and as a result of the issuance of the Order, hoisting was discontinued and the hoist operators were provided additional training.  On May 8, 2013, the Order was modified to allow hoisting to commence.

The issue cited in the Order did not result in an accident or injury and had no material adverse impact on the Company’s operations at the Lucky Friday mine.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated:  May 9, 2013

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